Exhibit 10.1

AMENDMENT NO. 3
 TO
SECOND AMENDED AND RESTATED ADVISORY AGREEMENT
OF
RW HOLDINGS NNN REIT, INC.

This Amendment No. 3 (“Amendment”) to the Second Amended and Restated Advisory Agreement, effective as of August 11, 2017, as further amended on August 3, 2018 and August 9, 2019 (the “Agreement”) between and among RW Holdings NNN REIT, Inc. (the “NNN”), Rich Uncles NNN REIT Operator, LLC (the “Advisor”) and BrixInvest, LLC (the “Sponsor”), is hereby entered into as of this 14th day of October, 2019.

RECITALS

WHEREAS, in connection with the Sponsor’s recent settlement with the SEC, all future offerings of NNN common stock must be made through a registered broker dealer;

WHEREAS, in connection with NNN’s planned filing of an update to its Form S-11 that will include disclosures of the new plan of distribution, NNN will agree to pay all future organization and offering costs, and to no longer be reimbursed by the Sponsor for NNN’s Investor Relations personnel costs after September 30, 2019, in exchange for the Sponsor’s agreement to terminate its right to receive 3% of all offering proceeds as reimbursement for organization and offering costs paid by the Sponsor; and

WHEREAS, the execution and delivery of this Amendment has been duly authorized by each of the Board of Directors of NNN, the Sole Manager and Member of the Advisor and the Board of Managers of the Sponsor which have consented to the Amendment and authorized the execution and delivery of this Consent by the Manager.

AMENDMENT

The Agreement is hereby amended as follows:

1.  Section 10 (a) (i) is hereby deleted from the Agreement effective as of October 1, 2019 (the “Effective Date”), together with any and all references to “Organizational and Offering Costs” appearing elsewhere in the Agreement.

IN WITNESS WHEREOF, the undersigned have executed this Amendment effective as of the Effective Date.

NNN:		ADVISOR:		SPONSOR:

RW Holdings NNN REIT, Inc.		Rich Uncles NNN REIT Operator, LLC		BrixInvest, LLC

By:	/s/ RAYMOND J. PACINI	By:	BrixInvest, LLC, its Sole Manager and Member	By:	/s/ AARON S. HALFACRE
	Raymond J. Pacini				Aaron Halfacre
	Chief Financial Officer				Manager
		By:	/s/ AARON S. HALFACRE
Aaron Halfacre
Manager